EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the previously filed Registration Statement of EOG Resources, Inc. on Form S-8
(Reg. No. 333-63184) of our report dated June 13, 2003, appearing in the Annual Report on Form 11-K of EOG Resources,
Inc. Savings Plan for the year ended December 31, 2002.



Deloitte & Touche LLP
Houston, Texas
June 27, 2003